===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

               TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Commission File No. 0-2733


                            AZTEC MANUFACTURING CO.
             (Exact name of registrant as specified in its charter)



 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 13, 1996 AMENDMENT OF
                FEBRUARY 21, 1996 FORM 8-K  - ADDITION OF ITEM 7.


         TEXAS                                  75-0948250
(State of incorporation)          (I.R.S. Employer Identification Number)


          400 NORTH TARRANT
         CROWLEY, TEXAS 76036                             76036
(Address of principal executive offices)                (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (817) 297-4361


                                 Not Applicable
                   ---------------------------------------
         (Former name or former address, if changes since last report)

===============================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) 1.  Financial Statements of Arkansas Galvanizing, Inc.

                Report of Independent Auditors

                Balance Sheet as of October 31, 1995 and 1994

                Statement of Income for the Years Ended
                        October 31, 1995 and 1994

                Statement of Shareholders' Equity for the Years Ended
                        October 31, 1995 and 1994

                Statement of Cash Flows for the Years Ended
                        October 31, 1995 and 1994

                Notes to the Financial Statements


(b) 1.  Pro forma financial information (unaudited)

                Pro Forma Consolidated Balance Sheet as of November 30, 1995

                Pro Forma Consolidated Statement of Income for the Nine Months Ending November 30, 1995 and the Year Ending February 28, 1995

                Notes to Pro Forma Consolidated Financial Statements


(c)     Exhibits

        The following exhibits are filed as part of this report:

        10S Non-compete Agreement between Arkansas Galvanizing, Inc. and Aztec Manufacturing Co.

        10T Operating Agreement between Arkansas Galvanizing, Inc. and Aztec Manufacturing Co.

        10U Escrow Agreements between Charles W. Robertson, Stanley F. Pielak, Wade Miller and Aztec Manufacturing Co.

                           FINANCIAL STATEMENT INDEX

                                                                  Sequentially
        Financial Statement                                       Numbered Page
        -------------------                                       -------------

1.      Audited Financial Statements of Arkansas Galvanizing,
        Inc. as of October 31, 1995                               _____________

2.      Unaudited Pro Forma Consolidated Financial Statements
        of Aztec Manufacturing Co. as of  November 30, 1995       _____________
        and for the Nine Months Ended November 30, 1995 and for the Year Ended February 28, 1995.

                           ARKANSAS GALVANIZING, INC.

                            ANNUAL FINANCIAL REPORT

                      FOR THE YEAR ENDED OCTOBER 31, 1995

                           ARKANSAS GALVANIZING, INC.

                            ANNUAL FINANCIAL REPORT

                               TABLE OF CONTENTS


                                                                       Page
                                                                        No.

Independent Auditor's Report........................................     1

Financial Statements

     Balance Sheet..................................................   2-3

     Statement of Income............................................     4

     Statement of Shareholders' Equity..............................     5

     Statement of Cash Flows........................................     6

     Notes to Financial Statements..................................  7-11

                          INDEPENDENT AUDITORS' REPORT


To the Shareholders of Arkansas Galvanizing, Inc.

We have audited the accompanying balance sheets of Arkansas Galvanizing, Inc. as of October 31, 1995 and 1994, and the related statements of income, shareholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arkansas Galvanizing, Inc. as of October 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



CROWELL, PIPES & ASSOCIATES
Certified Public Accountants

January 3, 1996

                           ARKANSAS GALVANIZING, INC.
                                 BALANCE SHEET
                           OCTOBER 31, 1995 AND 1994


                                           1995        1994
                                        ---------------------
                    ASSETS
CURRENT ASSETS
 Cash                                      71,146     359,818
 Restricted cash                           74,562      72,094
 Accounts receivable                      523,910     480,910
 Notes receivable                         257,417     110,000
 Interest receivable                        9,200       6,149
 Prepaids and other current assets         60,149
                                        ---------------------
   Total current assets                   996,384   1,028,971
                                        ---------------------

PROPERTY, PLANT AND EQUIPMENT
 Land                                      39,019      39,019
 Buildings and improvements               526,258     508,364
 Equipment and vehicles                   908,556     988,698
 Furniture and fixtures                     3,515       3,990
 Less accumulated depreciation           (695,309)   (650,208)
                                        ---------------------
   Total property, plant and equipment    782,039     889,863
                                        ---------------------

OTHER ASSETS
 Long-term notes receivable               301,300
 Unamortized deferred costs                10,543      16,927
                                        ---------------------
   Total other assets                     311,843      16,927
                                        ---------------------
TOTAL ASSETS                            2,090,266   1,935,761
                                        =====================

              See accompanying notes to the financial statements.

                           ARKANSAS GALVANIZING, INC.
                                 BALANCE SHEET
                           OCTOBER 31, 1995 AND 1994

                                                        1995        1994
                                                      ---------------------
         LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
 Accounts payable                                                     7,943
 Accrued taxes                                                        1,394
 Accrued interest                                        12,048      13,635
 Income taxes payable                                     3,168      49,981
 Current portion of long-term debt                       80,000      75,000
                                                      ---------------------
     Total current liabilities                           95,216     147,953
                                                      ---------------------
LONG-TERM LIABILITIES
 Deferred income taxes                                  211,248     158,171
 Long-term debt                                         425,000     505,000
                                                      ---------------------
     Total long-term liabilities                        636,248     663,171
                                                      ---------------------
     Total liabilities                                  731,464     811,124
                                                      ---------------------
SHAREHOLDERS' EQUITY
 Common Stock - par value $1 per share:
  authorized 2000 shares; issued 1000 shares
  including shares held in treasury                       1,000       1,000
 Additional paid-in capital                             209,624     209,624
 Retained earnings                                    1,198,178     964,013
                                                      ---------------------
                                                      1,408,802   1,174,637
 Cost of shares held in treasury: 250 shares            (50,000)    (50,000)
                                                      ---------------------
     Total shareholders' equity                       1,358,802   1,124,637
                                                      ---------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            2,090,266   1,935,761
                                                      =====================

              See accompanying notes to the financial statements.

                           ARKANSAS GALVANIZING, INC.
                              STATEMENT OF INCOME
                 FOR THE YEARS ENDED OCTOBER 31, 1995 AND 1994


                                         1995        1994
                                      ---------------------
REVENUES
 Sales                                3,445,726   3,238,556
COST OF SALES
 Materials                              909,235     754,570
 Personnel costs                      1,081,579     926,164
 Maintenance                            121,452     122,765
 Depreciation                           170,785     149,079
 Other direct costs                     230,533     251,015
                                      ---------------------
     Total cost of sales              2,513,584   2,203,593
                                      ---------------------
 Gross profit                           932,142   1,034,963
                                      ---------------------
OPERATING EXPENSES
 Personnel costs                        271,547     237,676
 Office expenses                         56,828      83,295
 Commissions and contract services       36,154      25,694
 Other operating                        115,312      99,482
                                      ---------------------
     Total operating expenses           479,841     446,147
                                      ---------------------
 Income from operations                 452,301     588,816
OTHER INCOME (EXPENSE)
 Interest and financing expenses        (35,202)    (43,033)
 Amortization of deferred charges        (6,384)     (6,432)
 Interest income                         27,552      26,126
 Other income (expense) - net           (22,771)      5,324
                                      ---------------------
     Total other expense                (36,805)    (18,015)
                                      ---------------------
INCOME BEFORE TAXES                     415,496     570,801
 Taxes on income                        181,331     186,654
                                      ---------------------
NET INCOME                              234,165     384,147
                                      =====================


              See accompanying notes to the financial statements.

                           ARKANSAS GALVANIZING, INC.
                       STATEMENT OF SHAREHOLDERS' EQUITY
                 FOR THE YEARS ENDED OCTOBER 31, 1995 AND 1994



                               Common  Additional  Retained   Treasury
                               Stock    Paid-In    Earnings    Stock
                                        Capital
                               ---------------------------------------
Balance at October 31, 1993     1,000     209,624    579,866    50,000
Net income                                           384,147
                               ---------------------------------------
Balance at October 31, 1994     1,000     209,624    964,013    50,000
Net income                                           234,165
                               ---------------------------------------
Balance at October 31, 1995     1,000     209,624  1,198,178    50,000
                               =======================================


              See accompanying notes to the financial statements.

                           ARKANSAS GALVANIZING, INC.
                            STATEMENT OF CASH FLOWS
                 FOR THE YEARS ENDED OCTOBER 31, 1995 AND 1994

                                                                         1995            1994
                                                                     --------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income                                                        234,165          384,147
Adjustments to reconcile net income to
 net cash provided by operating activities:
     Depreciation                                                      170,785          149,079
     Amortization                                                        6,384            6,432
     Changes in assets and liabilities:
       Accounts receivable                                             (43,000)        (100,771)
       Notes receivable                                               (448,717)         (15,629)
       Interest receivable                                              (3,051)          (2,882)
       Prepaids and other current assets                               (60,149)          43,750
       Accounts payable                                                 (7,943)          (7,924)
       Accrued expenses                                                 (2,981)            (125)
       Income taxes payable                                              6,264           82,720
                                                                     --------------------------
Net cash provided by (used for) operating activities                  (148,243)         538,797
                                                                     --------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of plant assets and equipment                            (90,801)        (192,185)
     Retirement of plant assets and equipment                           27,840           58,008
                                                                     --------------------------
Net cash used for investing activities                                 (62,961)        (134,177)
                                                                     --------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Debt additions
     Retirement of debt                                                (75,000)        (147,076)
                                                                     --------------------------
Net cash used for financing activities                                 (75,000)        (147,076)
                                                                     --------------------------
INCREASE (DECREASE) IN CASH AND
     CASH EQUIVALENTS                                                 (286,204)         257,544
Cash and cash equivalents, beginning of year                           431,912          174,368
                                                                     --------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                 145,708          431,912
                                                                     ==========================

Supplementary Data:        1995        1994
                         --------    -------
     Interest paid         37,777      43,626
     Income taxes paid    157,879     104,860


              See accompanying notes to the financial statements.

                          ARKANSAS GALVANIZING, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               OCTOBER 31, 1995


SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

Arkansas Galvanizing, Inc. (the Corporation) is engaged principally in the galvanizing of structural steel and finished steel products including trailers, tanks and drums.

ACCOUNTING POLICIES

Arkansas Galvanizing, Inc.'s accounting policies conform to generally accepted accounting principles. Significant policies followed are described below.

BAD DEBTS

The Corporation uses the direct write-off method for accounting for uncollectible accounts receivable.

PROPERTY AND DEPRECIATION

Property, plant and equipment are stated at cost. Depreciable property is generally depreciated on a straight-line method for financial and tax purposes. The cost of properties sold or retired is credited to the asset account, and the related depreciation is charged to the accumulated depreciation account. Profit or loss resulting from the sale or retirement is included in income.

DEFERRED CHARGES

The costs related to organizing the corporation and debt issuance costs are being amortized on a straight-line basis over a five year period.

INCOME TAXES

Deferred income taxes in the accompanying financial statements reflect temporary differences in reporting results of operations for income tax purposes and financial accounting purposes.

STATEMENT OF CASH FLOWS

Cash and cash equivalents are comprised of highly liquid instruments such as demand deposits and money market funds with original maturities of three months or less.

                          ARKANSAS GALVANIZING, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               OCTOBER 31, 1995

RESTRICTED CASH

At October 31, 1995 and 1994, cash in the amount of $74,562 and $72,094, respectively, was restricted as to use. The amount represents balances held by the trustee banks serving as paying agents for the Arkansas Development Finance Authority (ADFA) economic development revenue bonds.

PREPAIDS AND OTHER CURRENT ASSETS

The components of prepaids and other current assets are summarized below at October 31, 1995 and 1994:

                               1995   1994
                              ------------
Prepaid Income Tax             9,431     -
Prepaid operating supplies    25,251     -
Prepaid insurance             11,062     -
Other receivables             14,405     -
                              ------------
    Total                     60,149     -
                              ============

PROPERTY, PLANT AND EQUIPMENT

Major classifications of property, plant and equipment and their respective lives are summarized below as of October 31, 1995 and 1994:

                                                   Depreciable
                               1995       1994         Lives
                             ---------------------------------
Land                            39,019     39,019
Office and plant building      382,151    369,699  35-40 years
Building improvements          144,107    138,665   7-35 years
Equipment                      815,171    901,231   3-12 years
Furniture and fixtures           3,515      3,990      7 years
Vehicles                        93,385     87,467      5 years
                             --------------------
         Total               1,477,348  1,540,071
                             ====================

                          ARKANSAS GALVANIZING, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               OCTOBER 31, 1995

NOTES RECEIVABLE

Notes receivable consist of amounts due from shareholders and entities owned or controlled by shareholders. As of October 31, 1995 and 1994 the notes receivable are as follows:


                                                       1995     1994
                                                      ----------------
Loan to shareholders at 4%, maturing 1996              85,500   25,000
Loan to related corporation at 13% maturing 1996      301,300
Loan to related corporation at 8.5%, maturing 1996     85,000   85,000
Loan to related partnership at 13%, maturing 1996      86,917
                                                      ----------------
                                                      558,717  110,000
Less:  Current portion                                257,417  110,000
                                                      ----------------
Long-term notes receivable                            301,300
                                                      ================

Principal and interest received by the Corporation on the notes receivable for the year ended October 31, 1995 and 1994 amounted to $15,546 and $54,068, respectively.

The various notes due the Corporation are unsecured and have been renewed without regard to stated maturities.

LONG-TERM DEBT

The Corporation's long-term debt consisted of the following:

                                                         1995     1994
                                                        ----------------
     Promissory note at 5.50% - 8.10%, maturing 1998    160,000  205,000
     Promissory note at 4.5% - 6.55%, maturing 2003     345,000  375,000
                                                        ----------------
                                                        505,000  580,000
     Less:  current portion                              80,000   75,000
                                                        ----------------
             Total long-term debt                       425,000  505,000
                                                        ================


The Corporation's bank loans are secured by security interests in the equipment financed and personal guaranty's from the Corporation's shareholders. Certain plant equipment, buildings and land serve as collateral for the outstanding promissory notes.

                          ARKANSAS GALVANIZING, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               OCTOBER 31, 1995


Maturities of the long-term debt are $80,000 in 1996, $85,000 in 1997, $90,000 in 1998, $35,000 in 1999, and $40,000 in 2000.

The promissory notes consist of funds loaned by the ADFA to finance the Corporation's plant and subsequent expansion. The ADFA has issued Economic Development Revenue Bonds to finance the loans to the Corporation. The promissory notes are subject to the terms and conditions of the loan agreement and bonds.

The Corporation and the individual shareholders of the Corporation have entered into guaranty agreements for reimbursement of advanced funds with the ADFA, whereby the Corporation and individual shareholders will unconditionality guarantee to the ADFA for the benefit of the bond owners, the full and prompt payment of the principal and interest on the bonds. The principal and interest maturities for the promissory notes are payable to Simmons First National Bank of Pine Bluff, Arkansas and First Commercial Trust Company of Little Rock, Arkansas as trustees for the ADFA.

TAXES ON INCOME

Taxes on income consisted of the following:

                          1995              1994
                    Current  Deferred  Current  Deferred
                    -----------------  -----------------
     Federal        105,672    44,073  127,631    27,484
     State           22,582     9,004   26,285     5,254
                    -----------------  -----------------
           Total    128,254    53,077  153,916    32,738
                    =================  =================


The provision for deferred income taxes reflects timing differences between financial and tax reporting.

The differences arise since the Corporation's financial statements are prepared on the accrual basis and the tax returns are prepared on the cash basis of accounting and differences in depreciable lives on certain property and equipment.

                          ARKANSAS GALVANIZING, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               OCTOBER 31, 1995


CONCENTRATION OF CREDIT RISK

The Corporation markets its galvanizing for sale to customers primarily in the southern middle states which include Kansas, Oklahoma, Missouri, and Arkansas. The Corporation grants credit to customers, with the greatest amount of credit risk in the southern middle states. The Corporation's credit losses have been within management expectations.

COMMITMENTS

As a provision of the promissory notes, the Corporation has agreed to special covenants that require the Corporation to limit its debt to equity ratio to 4(four) to 1(one), maintain a minimum net worth of $250,000 and a current ratio of 1.25 to 1.

SUBSEQUENT EVENTS

Subsequent to year end, the Corporation has been approached by a competitor about the possibility of buying the Corporation. The Corporation's Board of Director's has authorized negotiations for the sale. As of the date of this report, no agreement has been reached.

                       THIS PAGE LEFT BLANK INTENTIONALLY

                            AZTEC MANUFACTURING CO.
                  Pro Forma Consolidated Statement Of Income
                                  (Unaudited)
                    For Nine Months Ended November 30, 1995


                                                         Arkansas
                                           Aztec        Galvanizing      Pro Forma
                                        Historical      Historical      Adjustments      Pro Forma
                                        -----------     -----------     -----------     -----------
Net Sales                               $36,376,044     $ 2,737,398     $         0     $39,113,442

Cost and expenses:
  Cost of sales                          27,027,391       2,080,278          (7,453)(d)  29,100,216
  Selling, general and administrative     5,461,153         294,282        (185,650)(e)   5,569,785
  Interest expense                          738,353          26,731         252,000 (f)   1,017,084
  Other expense (income)                     81,615         (11,589)              0          70,026
                                        -----------     -----------     -----------     -----------

Income before income taxes                3,067,532         347,696         (58,897)      3,356,331

Income tax expense                        1,211,809         139,078           9,791 (g)   1,360,678
                                        -----------     -----------     -----------     -----------

Net Income                              $ 1,855,723     $   208,618     $    (68,688)   $ 1,995,653
                                        ===========     ===========     ============    ===========

Net Income Per Share - Fully Diluted    $      0.33                                     $      0.35
                                        ===========                                     ===========


                            AZTEC MANUFACTURING CO.
                  Pro Forma Consolidated Statement Of Income
                                  (Unaudited)
                       For Year Ended February 28, 1995


                                                         Arkansas
                                           Aztec        Galvanizing      Pro Forma
                                        Historical      Historical      Adjustments      Pro Forma
                                        -----------     -----------     -----------     -----------
Net Sales                               $44,607,665     $ 3,393,034     $         0     $48,000,699

Cost and expenses:
  Cost of sales                          34,129,695       2,355,028          40,661 (d)  36,525,384
  Selling, general and administrative     6,566,317         464,926        (235,181)(e)   6,796,062
  Gain on sales of property, plant and
   equipment                                  3,040               0               0           3,040
  Interest expense                          822,627          40,477         336,000 (f)   1,199,104
  Other expense                             477,525           4,673               0         482,198
                                        -----------     -----------     -----------     -----------

Income before income taxes                2,608,461         527,930        (141,480)      2,994,911

Income tax expense                        1,030,329         211,172         (12,127)(g)   1,229,374
                                        -----------     -----------     -----------     -----------

Net Income                              $ 1,578,132     $   316,758     $   (129,353)   $ 1,765,537
                                        ===========     ===========     ============    ===========

Net Income Per Share - Fully Diluted    $      0.27                                     $      0.31
                                        ===========                                     ===========


    See accompanying notes to pro forma consolidated financial statements.

                            AZTEC MANUFACTURING CO.
                     Pro Forma Consolidated Balance Sheet
                                  (Unaudited)
                               November 30, 1995


                                                   Aztec         Pro Forma
                                                Historical      Adjustments      Pro Forma
                                                -----------     -----------     -----------
ASSETS
CURRENT ASSETS
  Cash                                          $    52,961     $   783,207(a)  $   836,168
  Restricted Cash                                                    63,208(a)       63,208
  Accounts Receivable - Net of Allowances         9,941,558         618,723(a)   10,560,281
  Inventories                                     6,723,923         371,761(a)    7,095,684
  Prepaid Expenses & Other                           34,465          11,061(a)       45,526
                                                -----------     -----------     -----------
    Total Current Assets                         16,752.907       1,847,960      18,600,867

  Property Plant & Equipment - Net               15,870,888         617,125(a)   16,488,013
  Property Held for Sale - Net                    1,958,198               0       1,958,198
  Intangible Assets - Net                         4,561,451       2,779,087(b)    7,340,538
  Other Assets                                      320,014               0         320,014
                                                -----------     -----------     -----------

    TOTAL ASSETS                                $39,463,458     $ 5,244,172     $44,707,630
                                                ===========     ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts Payable                              $ 3,517,651     $   154,928(a)  $ 3,672,579
  Accrued Liabilities                             3,692,807         147,857(a)    3,840,664
  Current Portion of Long Term Debt               1,515,593          50,000(a)    1,565,593
                                                -----------     -----------     -----------
    Total Current Liabilities                     8,726,051         352,785       9,078,836

  Deferred Income Taxes                             627,849         260,151(a)      888,000
  Long-Term Debt                                  7,583,493       4,206,236(c)   11,789,729
  Long-Term Debt - Assumed                                          425,000(a)      425,000

SHAREHOLDERS' EQUITY:
  Common Stock                                    5,748,060               0       5,748,060
  Capital in Excess of Par                        9,233,598               0       9,233,598
  Retained Earnings                               8,270,538               0       8,270,538
  Less - Treasury Stock                            (726,131)              0        (726,131)
                                                -----------     -----------     -----------
    Total Shareholders' Equity                   22,526,065               0      22,526,065
                                                -----------     -----------     -----------

    TOTAL LIABILITIES & SHAREHOLDER'S EQUITY    $39,463,458     $ 5,244,172     $44,707,630
                                                ===========     ===========     ===========

     See accompanying notes to pro forma consolidated financial statements

                            AZTEC MANUFACTURING CO.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


     On February 5, 1996, Aztec executed a Stock Purchase Agreement to acquire all the issued and outstanding common stock of Arkansas Galvanizing, Inc., for $4.2 million plus assumed liabilities. The pro forma adjustments included in the pro forma consolidated balance sheet include Arkansas Galvanizing's balance sheet amounts at January 31, 1996, adjusted for purchase accounting and
acquisition financing as described below in items (a) through (c).   The pro
forma consolidated statements of income include the historical results of operations of Arkansas Galvanizing, Inc. for the nine month period ended November 30, 1995, and the year ended February 28, 1995 adjusted for purchase accounting and other pro forma adjustments as described below in items (d) through (g) as if the acquisition had occurred on March 1, 1995 and March 1, 1994.

     These unaudited pro forma consolidated financial statements may not be indicative of the financial position and operating results that actually would have occurred if the consolidation had been in effect on the dates or periods indicated or which may be obtained in the future. The unaudited interim pro forma consolidated statement of income for the nine months ended November 30, 1995, in the opinion of management, reflects all material adjustments necessary to present fairly the financial position and results of operations, for the interim periods included herein. All such adjustments are of a normal and recurring nature. Interim period results are not necessarily indicative of the results to be achieved for the full year. The pro forma adjustments are based upon certain estimates which may change as additional information becomes available. The unaudited pro forma consolidated financial statements should be read in conjunction with the February 28, 1995 audited financial statements of Aztec Manufacturing Co. and the October 31, 1995 audited financial statements of Arkansas Galvanizing, Inc.

(a)     Represents the fair value of assets purchased and liabilities assumed.

(b) Represents the excess of the consideration paid over the estimated fair value of the acquired net assets.

(c) Represents long-term debt used to fund the purchase of Arkansas Galvanizing stock ($4,200,000).

(d) Includes adjustment in non-recurring miscellaneous expenses and amortization expense applicable to acquired assets.

(e) Includes a reduction in salaries for non-recurring salary payments and additional expense for non-compete agreements and profit sharing expenses.

(f) Represents interest expense relating to long-term debt used to fund the acquisition.

(g) Represents 40% of the pro forma adjustments exclusive of goodwill amortization to income before income taxes for federal and state income taxes.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        AZTEC MANUFACTURING CO.



                                        ---------------------------------------
                                        Vice President for Finance
                                        Chief Financial Officer

DATE:    March 13, 1996

                                                                     EXHIBIT 10S

                             NON-COMPETE AGREEMENT
                             ---------------------


     THIS NON-COMPETE AGREEMENT is entered into on this, the __________ day of ___________________, 1996, by and between AZTEC MANUFACTURING CO. ("Aztec"), a Texas corporation, and _______________________ (the "Seller"), an individual residing in ________________________, Texas.

     On the date hereof, Aztec or its assigns purchased 100% of the issued and outstanding stock of Arkgalv, Inc., d/b/a Arkansas Galvanizing (the "Company"), pursuant to that certain Stock Purchase Agreement effective the 1st day of February, 1996 (the "Stock Purchase Agreement") by and between Aztec and the shareholders of the Company. The Seller and Aztec are entering into this Non-Compete Agreement pursuant to, and as a condition precedent to, consummating the transactions contemplated by the Stock Purchase Agreement.

     Aztec and the Seller desire for the Seller to not compete with Aztec or any of its subsidiaries from and after the date hereof, subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

     1.   NON-COMPETITION COVENANT.  Seller and each of his affiliates agree
          ------------------------
that for a period of five (5) years after execution of this Agreement, he will not, directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of any business, whether in corporate, proprietorship or partnership form or otherwise, that owns or operates a galvanizing plant, or any part thereof (a "Competing Business") where such Competing Business is within a three hundred (300) mile radius from any galvanizing business which Aztec operates at the Closing Date. Galvanizing businesses which Aztec will operate at Closing are listed on Exhibit "A" attached hereto. The ownership of less than 5% of any publicly traded company which would be a Competing Business shall not be a violation of this Agreement.

     2.   CONSIDERATION.  As consideration for Seller entering into this
          -------------
Agreement, Aztec shall pay to the Seller total cash consideration of $150,000.00 ("Total Consideration"), payable in sixty (60) monthly installments of $2,500.00 each, commencing April 1, 1996 and continuing on the same day of each and every month thereafter until March 1, 2001, when the final payment of $2,500.00 shall be due and payable. If Aztec defaults in payment of the Total Consideration as provided under the terms set forth in this Agreement and such default remains uncured for a period of three (3) days after written notice of such default has been delivered to Aztec, Seller, at Seller's option, may declare the entire unpaid Total Consideration immediately due and payable.

     3.   ASSIGNMENT.  The rights and obligations of Aztec and Seller under this
          ----------
Agreement shall inure to the benefit of, and be enforceable by and binding upon, Aztec and the Seller, Aztec's successors and assigns, and the Seller's personal representatives, heirs, successors and assigns.

     4.   NOTICES.  All communications required or permitted to be given
          -------
hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, or sent by express mail service that provides for confirmation of delivery, telecopy, telefax, or other electronic transmission to the extent receipt is confirmed, or mailed first-class, postage-prepaid, registered or certified mail, addressed as follows:

          (a)  To Aztec:

                    Aztec Manufacturing Co.
                    400 N. Tarrant
                    P. O. Box 668
                    Crowley, Texas 76036

                    Attention:  Dana Perry

          (b)  To the Seller:

                    ______________________________
                    ______________________________
                    ______________________________

or to such other addresses as the parties shall from time to time designate by like notice.

     5.   FULL AGREEMENT.  This Agreement constitutes the full and complete
          --------------
Agreement between the Seller and Aztec with respect to the subject matter hereof and shall not be modified or amended except in a writing executed by both of them.

     6.   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS (EXCEPT THE RULES REGARDING CONFLICTS OF LAW) OF THE STATE OF TEXAS.

     7.  COUNTERPARTS.  This Agreement may be executed in two (2)
         ------------
or more counterparts, all of which shall constitute one (1) and the same Agreement, and each of which shall be deemed an original.

     8.   WAIVER.  The terms, agreements, covenants, representations, warranties
          ------
and conditions of this Agreement may be waived only in a writing signed by the party against whom such waiver is sought to be enforced. The failure of any party, at any time or times, to require performance of any provision hereof shall in no manner affect the right to enforce the same provision at a later time. No waiver by any party of any condition, or the breach of any term, agreement, covenant, representation or warranty in this Agreement, whether by conduct or otherwise, in any one (1) or more instances, shall be construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or breach of any other term, agreement, covenant, representation or warranty of this Agreement.

     9.   ENFORCEABILITY.  If any of the provisions of this Agreement shall be
          --------------
determined to be wholly or partially invalid or unenforceable, such determination shall not affect the validity or enforceability of any other provisions of this Agreement. Furthermore, in lieu of such invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

     IN WITNESS WHEREOF, Aztec and the Seller have duly executed this Agreement on the day and year first above written.

                                       AZTEC MANUFACTURING CO.


                                       By:____________________________________



                                       SELLER:


                                       ______________________________________

                                 EXHIBIT "A"

                                       TO

                             NON-COMPETE AGREEMENT


1.  Aztec Manufacturing Partnership, Ltd.
    400 N. Tarrant
    Crowley, Texas 76036

2.  Aztec Manufacturing-Waskom Partnership, Ltd.
    Highway 80 East
    Waskom, Texas 75692

3.  Aztec Industries, Inc.
    106 Aztec Road
    Jackson, Mississippi 39218

4.  Automatic Processing, Inc.
    4212 Dutch Bayou Road
    Drawer K
    Moss Point, Mississippi 39563

5.  Aztec Manufacturing Partnership. Ltd.
    12433 Beaumont Highway
    Houston, Texas 77228

6.  Gulf Coast Galvanizing, Inc.
    Industrial Drive
    Celeste Road Industrial Park
    Citronelle, Alabama 76522

7.  Arizona Galvanizing, Inc.
    15775 W. Elwood
    Goodyear, Arizona 35338

8.  Arkgalv, Inc., d/b/a Arkansas Galvanizing
    998 Escve Drive
    Prairie Grove, Arkansas 72753

                                                                     EXHIBIT 10T

                              OPERATING AGREEMENT
                              -------------------


     THIS AGREEMENT is effective the 1st day of February, 1996, by and between AZTEC MANUFACTURING CO., a Texas corporation ("Aztec"), and CHARLES W. ROBERTSON, STANLEY F. PIELAK and WADE MILLER, being all of the Shareholders (collectively "Sellers") of ARKGALV, INC., d/b/a ARKANSAS GALVANIZING, an Arkansas corporation (the "Company").

                                R E C I T A L S:
                                ----------------

     Reference is made to the following:

     (a) On the date hereof, Aztec purchased 100% of the issued and outstanding stock of the Company pursuant to that certain Stock Purchase Agreement effective the 1st day of February, 1996 (the "Stock Purchase Agreement"), by and between Aztec and Sellers.

     (b) The Sellers and Aztec are entering into this Operating Agreement pursuant to, and as a condition precedent to, executing the Stock Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and of the respective covenants, representations, warranties and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   JOINT MANAGEMENT AND CONTROL OF THE COMPANY.  The parties agree and
          -------------------------------------------
stipulate that effective control and direction of the Company's operations will transfer to Aztec on the date of execution of this Agreement, subject to the terms and conditions set forth herein and the Stock Purchase Agreement.

     2. Aztec and Sellers covenant and agree that, pending the Closing, and except as otherwise agreed to in writing by Aztec and Sellers:

          (a) BUSINESS IN THE ORDINARY COURSE.  All aspects of the business of
              -------------------------------
     the Company (the "Business)" shall be conducted solely in the ordinary course consistent with past practice. Aztec and Sellers shall use their best efforts to cause the Business to be conducted in such a manner that on the Closing Date, the representations and warranties of Sellers contained in the Stock Purchase Agreement shall be true, as though such representations and warranties are made on and as of such date.

          (b) MAINTENANCE OF PHYSICAL ASSETS.  Aztec and Seller shall cause the
              ------------------------------
     Company to continue to maintain and service the physical assets used in the conduct of the Business in the same manner as has been its consistent past practice.

          (c) EMPLOYEES' AND BUSINESS' RELATIONS.  Aztec and Seller shall use
              ----------------------------------
     their best efforts to keep available the services of the present employees and agents of the Business and to maintain the relations and good will with the suppliers, customers, distributors and any others having business relations with the Company.

          (d) MAINTENANCE OF INSURANCE.  Aztec and Sellers shall use their best
              ------------------------
     efforts to maintain the insurance policies of the Company in effect at the date of execution of this Agreement. Aztec or Sellers, as appropriate, shall notify the other of any changes in the terms of the insurance policies maintained by the Company.

          (e) COMPLIANCE WITH LAWS, ETC.  Aztec and Sellers shall cause the
              -------------------------
     Company to comply with all laws, ordinances, rules, regulations and orders applicable to the Business, or the Company's operations, assets or properties in respect thereof, such non-compliance with which might materially affect the Business.

          (f) SALE OF ASSETS; NEGOTIATIONS.  Aztec, Sellers and the Company
              ----------------------------
     shall not, directly or indirectly, sell or encumber all or any part of the assets of the Company, other than in the ordinary course of the Business consistent with past practice, or initiate or participate in any discussions or negotiations or enter into any agreement to do any of the foregoing.

          (g) PRESS RELEASES.  Except as required by applicable law, neither the
              --------------
     Company, Aztec, nor any of the Sellers shall give notice to third parties or otherwise make any public statement or releases concerning the Stock Purchase Agreement, this Agreement, or the transactions contemplated hereby, except for such written information as shall be approved in writing as to form and content by both Aztec and Sellers, which approval shall not be unreasonably withheld.

          (h) FUNDS OF THE COMPANY.  All checks drawn or fund transfers by the
              --------------------
     Company will require the signature or written approval of both (i) an officer of the Company, and (ii) L. C. Martin, Dana Perry or Fred Wright.

     3.   GOVERNING LAW.  This Agreement shall be governed by and interpreted
          -------------
and enforced in accordance with the laws (except for the rules regarding conflicts of laws) of the State of Texas.

     4.   SEVERABILITY.  Any provision of this Agreement which is invalid or
          ------------
unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without rendering unenforceable the remaining provisions hereof.

     5.   COUNTERPARTS.  This Agreement may be executed in any number of
          ------------
counterparts, and any party hereto may execute any such counterpart, each of which, when executed and delivered, shall be deemed to be an original, and all copies of which counterparts, taken together, shall constitute but one (1) and the same instrument.

     6.   CAPITALIZED TERMS.  Any capitalized term contained in this Agreement
          -----------------
which is not defined herein shall have the meaning as set forth in the Stock Purchase Agreement.

     7.   TERMINATION.  This Agreement shall terminate on the Closing Date.  If
          -----------
the Stock Purchase Agreement terminates according to the terms provided for therein, this Agreement shall automatically terminate as of the date the Stock Purchase Agreement terminates.

                                       AZTEC MANUFACTURING CO.


                                       By:____________________________________
                                          its ________________________________


                                       SELLERS:


                                       _______________________________________
                                       CHARLES W. ROBERTSON


                                       _______________________________________
                                       STANLEY F. PIELAK


                                       _______________________________________
                                       WADE MILLER

                                                                     EXHIBIT 10U

                               ESCROW AGREEMENT
                               ----------------


     This Escrow Agreement ("Escrow Agreement") is made and entered into as of _______________, 1996, by and among Charles W. Robertson, Stanley F. Pielak and Wade Miller (collectively, "Sellers"), Aztec Manufacturing Co., a Texas corporation ("Purchaser") and ________________, a ________________ ("Escrow
Agent").

                                R E C I T A L S:
                                - - - - - - - -

     Reference is made to the following:

     A. Sellers and Purchaser previously entered into a Stock Purchase Agreement effective as of February 1, 1996 (the "Purchase Agreement") pursuant to which Purchaser agreed to purchase and Sellers agreed to sell all of the issued and outstanding capital stock of Arkgalv, Inc., d/b/a Arkansas Galvanizing (the "Company"). Except as otherwise provided herein, all capitalized terms in this Escrow Agreement will have the same meaning herein as in the Purchase Agreement.

     B. Section 1.2.5 of the Purchase Agreement requires that Purchaser deposit a portion of the Purchase Price with Escrow Agent at Closing to secure Sellers' guarantee of certain of the Company's accounts receivable as provided under Section 8.2 of the Purchase Agreement.

     C. This Escrow Agreement sets forth the terms and conditions under which these escrowed funds, together with any interest thereon, will be held, managed and disbursed by Escrow Agent.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants contained herein and for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Escrow Deposit.  Purchaser agrees to deliver to Escrow Agent on
     ---------   --------------
the Closing Date a certified check payable to the order of Escrow Agent in an amount equal to ten percent (10%) of the Guaranteed Accounts Receivable as defined in Section 8.2 of the Purchase Agreement ("Escrow Deposit"), to be held in an escrow account ("Escrow Account") by Escrow Agent, together with any interest earned thereon as a result of the investments made pursuant to Section 3, subject to the terms and conditions hereof, and to be disbursed in accordance with the provisions of this Escrow Agreement. Escrow Agent shall acknowledge receipt of said Escrow Deposit to Purchaser and Sellers.

     Section 2.  Disbursement of Escrow Deposit.  On the close of the fifth
     ---------   ------------------------------
(5th) business day after receipt by Escrow Agent of a certificate from Purchaser to the effect that Purchaser is entitled to a distribution from the Escrow Deposit pursuant to Sections 8.2 and 8.3 of the Purchase Agreement and the amount to which Purchaser believes itself to be entitled ("Purchaser's Disbursement Certificate"), Escrow Agent shall immediately pay to, or credit to the account of, or otherwise transfer to Purchaser such amount (plus any earnings thereon) unless the Escrow Agent shall have received a written objection from the Sellers within such ten (10) business days after the date upon which Escrow Agent received Purchaser's Disbursement Certificate; provided, however, that the aggregate amount of funds which Escrow Agent disburses to Purchaser pursuant to this Section 2 will not exceed the balance of the Escrow Deposit as of the date Escrow Agent receives the Purchaser's Disbursement Certificate. If Escrow Agent receives a written objection within the time period specified above, Escrow Agent shall comply with the terms of Section 3 of this Escrow Agreement.

     Section 3.  Disputes.  If a controversy arises between Sellers and
     ---------   --------
Purchaser as evidenced by Sellers' written objection to a disbursement from the Escrow Account in accordance with a Purchaser's Disbursement Certificate, Escrow Agent will not be permitted or required to resolve such controversy or take any action, including but not limited to, any disbursements to Purchaser, but shall await resolution of the controversy by (a) a final non-appealable court order of a court of competent jurisdiction directing delivery of funds from the Escrow Account, or (b) a written agreement executed by the other parties hereto directing delivery of funds from the Escrow Account, in which event the Escrow Agent shall make such disbursements from the Escrow Account in accordance with such order or agreement.

     Section 4.  Investment of Escrow Deposit.  Escrow Agent shall, unless
     ---------   ----------------------------
otherwise directed by the other parties hereto in writing, promptly invest and reinvest the funds held in the Escrow Account in (a) treasury bills issued by the government of the United States of America or (b) certificates of deposit guaranteed by the Federal Deposit Insurance Corporation or Federal Savings and Loan Insurance Corporation or other agency of the United States of America. Escrow Agent shall not be liable or be responsible for any losses incurred by either Purchaser or Sellers, as the case may be, in connection with investments made by Escrow Agent in accordance with this Section 4. Escrow Agent may from time to time sell sufficient amounts of treasury bills or certificates of deposit in order to disburse funds from the Escrow Account in accordance with the provisions of Section 2 hereof. Except to the extent disbursed to Purchaser as provided in Section 2, all earnings will be for the benefit of Sellers and will be reported to the Internal Revenue Service under Taxpayer Identification Numbers _____________________,________________________, and
_________________________.

     Section 5.  Limitation of Escrow Agent's Liability.
     ---------   --------------------------------------

          (a) Escrow Agent will not be under any duty to give the property held by it hereunder any greater degree of care than it gives its own similar property and will not be required to invest any funds held hereunder except as directed in this Escrow Agreement. Uninvested funds held hereunder will not earn or accrue interest.

          (b) This Escrow Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations will be read into this Escrow Agreement against the Escrow Agent. Escrow Agent will not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement.

          (c) Escrow Agent, as part of the consideration for its acceptance of this escrow, will not be liable for any acts or omissions nor for any claims, demands or losses, nor for any damages made or suffered by any party to this Escrow Agreement except such as may arise through or be caused by Escrow Agent's
willful or gross negligence.   WITHOUT LIMITING THE FOREGOING, ESCROW AGENT WILL
IN NO EVENT BE LIABLE IN CONNECTION WITH ITS INVESTMENT OR REINVESTMENT OF ANY CASH HELD BY IT HEREUNDER IN GOOD FAITH, IN ACCORDANCE WITH THE TERMS HEREOF, INCLUDING WITHOUT LIMITATION ANY LIABILITY FOR ANY DELAYS (NOT RESULTING FROM ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) IN THE INVESTMENT OR REINVESTMENT OF THE PROCEEDS OF THE ESCROW DEPOSIT, OR ANY LOSS OR INTEREST INCIDENT TO ANY SUCH DELAYS.

          (d)  THE PARTIES ARE AWARE THAT FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC) COVERAGE APPLIES ONLY TO A CUMULATIVE MAXIMUM AMOUNT OF $100,000.00 FOR EACH INDIVIDUAL DEPOSITOR FOR ALL OF DEPOSITOR'S ACCOUNTS AT THE SAME OR RELATED INSTITUTION. THE PARTIES FURTHER UNDERSTAND THAT CERTAIN BANKING INSTRUMENTS SUCH AS, BUT NOT LIMITED TO, REPURCHASE AGREEMENTS AND LETTERS OF CREDIT ARE NOT COVERED AT ALL BY FDIC INSURANCE. ESCROW AGENT ASSUMES NO RESPONSIBILITY FOR, NOR WILL THE OTHER PARTIES HOLD IT LIABLE FOR, ANY LOSS WHICH MAY OCCUR IF THE AMOUNT OF THE DEPOSIT CAUSES THE AGGREGATE AMOUNT OF ANY INDIVIDUAL DEPOSITOR'S ACCOUNTS IN THE FINANCIAL INSTITUTION LISTED ABOVE TO EXCEED $100,000.00.

          (e) Escrow Agent does not have any interest in the Escrow Deposit deposited hereunder but is serving as escrow holder only and having only possession thereof. Any payments of income from this Escrow Account will be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax identification number certification or non-resident alien certifications.

          (f) Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Account to any successor Escrow Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon Escrow Agent will be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The resignation of Escrow Agent will take effect on the earlier of
(i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If at that time the Escrow Agent has not received a designation of a successor Escrow Agent, Escrow Agent's sole responsibility after that time shall be to safekeep the Escrow Deposit until receipt of a designation of successor Escrow Agent or a joint written disposition, instruction by the other parties hereto or a final order of a court of competent jurisdiction.

          (g) Escrow Agent will not in any way be bound or affected by a notice of modification or cancellation of this Escrow Agreement unless notice thereof is given to the Escrow Agent jointly by Sellers and Purchaser, nor shall Escrow Agent be bound by any modification of its obligations hereunder unless the same shall be consented to by Escrow Agent in writing.

          (h) Escrow Agent will not be required to institute or defend any action involving any matters referred to herein or which affect it or its duties or liabilities hereunder, unless or until requested to do so by any party to this Escrow Agreement and then only upon receiving full indemnity, in character reasonably satisfactory to Escrow Agent, against any and all claims, liabilities and expenses, including reasonable attorneys' fees, in relation thereto.

     Section 6.  Termination of Escrow.  This Escrow Agreement will terminate on
     ---------   ---------------------
the earlier of (a) six (6) months from the date hereof or (b) the date upon which all of the funds in the Escrow Account will have been paid pursuant to the provisions hereof; provided that this Escrow Agreement will continue in effect with respect to the Escrow Deposit in an amount at least equal to the aggregate amount set forth in any disputed Purchaser's Disbursement Certificate(s) (plus any earnings thereon) until the final resolution of any such dispute in accordance with Section 3. Any difference between the amount in dispute and the amount of the Escrow Deposit will be paid to Sellers. Upon termination of this Escrow Agreement pursuant to Section 6(a), any remaining balance in the Escrow Account, together with all interest earned thereon, shall be paid to Sellers.

     Section 7.  Compensation of Escrow Agent.  Escrow Agent will be entitled to
     ---------   ----------------------------
its published fee as compensation for its services under this Escrow Agreement. Such compensation will be paid one-half by Purchaser and one-half by Sellers. Any fees of Escrow Agent which are not paid as provided for herein may be withdrawn from the Escrow Account by Escrow Agent.

     Section 8.  Miscellaneous.
     ---------   -------------

          (a) All notices, demands, requests, and other communications required or permitted under this Escrow Agreement must be in writing, and will be deemed to be delivered on receipt if delivered by hand delivery, or whether actually received or not, upon the deposit of both the original and the copy, as provided below, in a regularly maintained receptacle for the United States mail, registered or certified, return receipt requested, postage prepaid, addressed as follows:

     If to Sellers:    Charles W. Robertson,
                       Stanley F. Pielak and
                       Wade Miller
                       Arkgalv, Inc. d/b/a Arkansas Galvanizing
                       P.O. Box 630008
                       Nacogdoches, Texas 75963-0008

     Copies to:        Thomas L. Belanger
                       Adams, Belanger, Atherton & O'Keefe, P.C.
                       P.O. Box 631248
                       Nacogdoches, Texas 75963

     If to Purchaser:  Dana Perry
                       Aztec Manufacturing Co.
                       400 North Tarrant
                       P.O. Box 668
                       Crowley, Texas 76036

     Copies to:        Robert C. Donohoo
                       David K. Menefee
                       Shannon, Gracey, Ratliff & Miller, L.L.P.
                       1600 Bank One Tower
                       500 Throckmorton Street
                       Fort Worth, Texas 76102-3899

     If to Escrow Agent:


or at such other address as may be designated by written notice hereunder in the manner herein provided.

          (b) This Escrow Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof (except as set forth in the Purchase Agreement as between the Sellers and Purchaser only) and no waiver or modification of the terms hereof shall be valid unless in writing and signed by each of the parties hereto.

          (c) THIS ESCROW AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

          (d) This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (e) This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Escrow Agreement as of the day and year first above written.

                                SELLERS:


                                ____________________________________
                                Charles W. Robertson


                                ____________________________________
                                Stanley F. Pielak


                                ____________________________________
                                Wade Miller


                                PURCHASER:

                                Aztec Manufacturing Co.


                                By:_________________________________
                                   Name:
                                   Title:


                                ESCROW AGENT:

                                [To Be Determined]


                                By:_________________________________
                                   Name: ___________________________
                                   Title:  _________________________

                               ESCROW AGREEMENT
                               ----------------


     This Escrow Agreement ("Escrow Agreement") is made and entered into as of _______________, 1996, by and among Charles W. Robertson, Stanley F. Pielak and Wade Miller (collectively, "Sellers"), Aztec Manufacturing Co., a Texas corporation ("Purchaser") and ________________, a ________________ ("Escrow
Agent").

                                R E C I T A L S:
                                - - - - - - - -

     Reference is made to the following:

     A. Sellers and Purchaser previously entered into a Stock Purchase Agreement effective February 1, 1996 (the "Purchase Agreement") pursuant to which Purchaser agreed to purchase and Sellers agreed to sell all of the issued and outstanding capital stock of Arkgalv, Inc., d/b/a Arkansas Galvanizing (the "Company"). Except as otherwise provided herein, all capitalized terms in this Escrow Agreement will have the same meaning herein as in the Purchase Agreement.

     B. Section 1.2.5 of the Purchase Agreement requires that Purchaser deposit the sum of $52,500.00 with Escrow Agent at Closing. This amount is to secure potential tax liabilities of the Company incurred prior to January 31, 1996 as set forth in Section 8.3 of the Purchase Agreement.

     C. This Escrow Agreement sets forth the terms and conditions under which these escrowed funds, together with any interest thereon, will be held, managed and disbursed by Escrow Agent.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants contained herein and for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Escrow Deposit.  Purchaser agrees to deliver to Escrow Agent on
     ---------   --------------
the Closing Date a certified check payable to the order of Escrow Agent in the amount of $52,500.00 ("Escrow Deposit"), to be held in an escrow account ("Escrow Account") by Escrow Agent, together with any interest earned thereon as a result of the investments made pursuant to Section 3, subject to the terms and conditions hereof, and to be disbursed in accordance with the provisions of this Escrow Agreement. Escrow Agent shall acknowledge receipt of said Escrow Deposit to Purchaser and Sellers.

     Section 2.  Disbursement of Escrow Deposit.  On the close of the fifth
     ---------   ------------------------------
(5th) business day after receipt by Escrow Agent of a certificate from Purchaser to the effect that Purchaser is entitled to a distribution from the Escrow Deposit and the amount to which Purchaser believes itself to be entitled ("Purchaser's Disbursement Certificate"), Escrow Agent shall immediately pay to, or credit to the account of, or otherwise transfer to Purchaser such amount (plus any earnings thereon) unless the Escrow Agent shall have received a written objection from the Sellers within such ten (10) business days after the date upon which Escrow Agent received Purchaser's Disbursement Certificate; provided, however, that the aggregate amount of funds which Escrow Agent disburses to Purchaser pursuant to this Section 2 will not exceed the balance of the Escrow Deposit as of the date Escrow Agent receives the Purchaser's Disbursement Certificate. If Escrow Agent receives a written objection within the time period specified above, Escrow Agent shall comply with the terms of Section 3 of this Escrow Agreement.

     Section 3.  Disputes.  If a controversy arises between Sellers and
     ---------   --------
Purchaser as evidenced by Sellers' written objection to a disbursement from the Escrow Account in accordance with a Purchaser's Disbursement Certificate, Escrow Agent will not be permitted or required to resolve such controversy or take any action, including but not limited to, any disbursements to Purchaser, but shall await resolution of the controversy by (a) a final non-appealable court order of a court of competent jurisdiction directing delivery of funds from the Escrow Account, or (b) a written agreement executed by the other parties hereto directing delivery of funds from the Escrow Account, in which event the Escrow Agent shall make such disbursements from the Escrow Account in accordance with such order or agreement.

     Section 4.  Investment of Escrow Deposit.  Escrow Agent shall, unless
     ---------   ----------------------------
otherwise directed by the other parties hereto in writing, promptly invest and reinvest the funds held in the Escrow Account in (a) treasury bills issued by the government of the United States of America or (b) certificates of deposit guaranteed by the Federal Deposit Insurance Corporation or Federal Savings and Loan Insurance Corporation or other agency of the United States of America. Escrow Agent shall not be liable or be responsible for any losses incurred by either Purchaser or Sellers, as the case may be, in connection with investments made by Escrow Agent in accordance with this Section 4. Escrow Agent may from time to time sell sufficient amounts of treasury bills or certificates of deposit in order to disburse funds from the Escrow Account in accordance with the provisions of Section 2 hereof. Except to the extent disbursed to Purchaser as provided in Section 2, all earnings will be for the benefit of Sellers and will be reported to the Internal Revenue Service under Taxpayer Identification Numbers _____________________,________________________, and
_________________________.

     Section 5.  Limitation of Escrow Agent's Liability.
     ---------   --------------------------------------

          (a) Escrow Agent will not be under any duty to give the property held by it hereunder any greater degree of care than it gives its own similar property and will not be required to invest any funds held hereunder except as directed in this Escrow Agreement. Uninvested funds held hereunder will not earn or accrue interest.

          (b) This Escrow Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations will be read into this Escrow Agreement against the Escrow Agent. Escrow Agent will not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement.

          (c) Escrow Agent, as part of the consideration for its acceptance of this escrow, will not be liable for any acts or omissions nor for any claims, demands or losses, nor for any damages made or suffered by any party to this Escrow Agreement except such as may arise through or be caused by Escrow Agent's
willful or gross negligence.   WITHOUT LIMITING THE FOREGOING, ESCROW AGENT WILL
IN NO EVENT BE LIABLE IN CONNECTION WITH ITS INVESTMENT OR REINVESTMENT OF ANY CASH HELD BY IT HEREUNDER IN GOOD FAITH, IN ACCORDANCE WITH THE TERMS HEREOF, INCLUDING WITHOUT LIMITATION ANY LIABILITY FOR ANY DELAYS (NOT RESULTING FROM ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) IN THE INVESTMENT OR REINVESTMENT OF THE PROCEEDS OF THE ESCROW DEPOSIT, OR ANY LOSS OR INTEREST INCIDENT TO ANY SUCH DELAYS.

          (d)  THE PARTIES ARE AWARE THAT FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC) COVERAGE APPLIES ONLY TO A CUMULATIVE MAXIMUM AMOUNT OF $100,000.00 FOR EACH INDIVIDUAL DEPOSITOR FOR ALL OF DEPOSITOR'S ACCOUNTS AT THE SAME OR RELATED INSTITUTION. THE PARTIES FURTHER UNDERSTAND THAT CERTAIN BANKING INSTRUMENTS SUCH AS, BUT NOT LIMITED TO, REPURCHASE AGREEMENTS AND LETTERS OF CREDIT ARE NOT COVERED AT ALL BY FDIC INSURANCE. ESCROW AGENT ASSUMES NO RESPONSIBILITY FOR, NOR WILL THE OTHER PARTIES HOLD IT LIABLE FOR, ANY LOSS WHICH MAY OCCUR IF THE AMOUNT OF THE DEPOSIT CAUSES THE AGGREGATE AMOUNT OF ANY INDIVIDUAL DEPOSITOR'S ACCOUNTS IN THE FINANCIAL INSTITUTION LISTED ABOVE TO EXCEED $100,000.00.

          (e) Escrow Agent does not have any interest in the Escrow Deposit deposited hereunder but is serving as escrow holder only and having only possession thereof. Any payments of income from this Escrow Account will be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax identification number certification or non-resident alien certifications.

          (f) Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Account to any successor Escrow Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon Escrow Agent will be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The resignation of Escrow Agent will take effect on the earlier of
(i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If at that time the Escrow Agent has not received a designation of a successor Escrow Agent, Escrow Agent's sole responsibility after that time shall be to safekeep the Escrow Deposit until receipt of a designation of successor Escrow Agent or a joint written disposition, instruction by the other parties hereto or a final order of a court of competent jurisdiction.

          (g) Escrow Agent will not in any way be bound or affected by a notice of modification or cancellation of this Escrow Agreement unless notice thereof is given to the Escrow Agent jointly by Sellers and Purchaser, nor shall Escrow Agent be bound by any modification of its obligations hereunder unless the same shall be consented to by Escrow Agent in writing.

          (h) Escrow Agent will not be required to institute or defend any action involving any matters referred to herein or which affect it or its duties or liabilities hereunder, unless or until requested to do so by any party to this Escrow Agreement and then only upon receiving full indemnity, in character reasonably satisfactory to Escrow Agent, against any and all claims, liabilities and expenses, including reasonable attorneys' fees, in relation thereto.

     Section 6.  Termination of Escrow.  This Escrow Agreement will terminate on
     ---------   ---------------------
the earlier of (a) three (3) years from the date hereof or (b) the date upon which all of the funds in the Escrow Account will have been paid pursuant to the provisions hereof; provided that this Escrow Agreement will continue in effect with respect to the Escrow Deposit in an amount at least equal to the aggregate amount set forth in any disputed Purchaser's Disbursement Certificate(s) (plus any earnings thereon) until the final resolution of any such dispute in accordance with Section 3. Any difference between the amount in dispute and the amount of the Escrow Deposit will be paid to Sellers. Upon termination of this Escrow Agreement pursuant to Section 6(a), any remaining balance in the Escrow Account, together with all interest earned thereon, shall be paid to Sellers.

     Section 7.  Compensation of Escrow Agent.  Escrow Agent will be entitled to
     ---------   ----------------------------
its published fee as compensation for its services under this Escrow Agreement. Such compensation will be paid one-half by Purchaser and one-half by Sellers. Any fees of Escrow Agent which are not paid as provided for herein may be withdrawn from the Escrow Account by Escrow Agent.

     Section 8.  Miscellaneous.
     ---------   -------------

          (a) All notices, demands, requests, and other communications required or permitted under this Escrow Agreement must be in writing, and will be deemed to be delivered on receipt if delivered by hand delivery, or whether actually received or not, upon the deposit of both the original and the copy, as provided below, in a regularly maintained receptacle for the United States mail, registered or certified, return receipt requested, postage prepaid, addressed as follows:

     If to Sellers:    Charles W. Robertson,
                       Stanley F. Pielak and
                       Wade Miller
                       Arkgalv, Inc. d/b/a Arkansas Galvanizing
                       P.O. Box 630008
                       Nacogdoches, Texas 75963-0008

     Copies to:        Thomas L. Belanger
                       Adams, Belanger, Atherton & O'Keefe, P.C.
                       P.O. Box 631248
                       Nacogdoches, Texas 75963

     If to Purchaser:  Dana Perry
                       Aztec Manufacturing Co.
                       400 North Tarrant
                       P.O. Box 668
                       Crowley, Texas 76036

     Copies to:        Robert C. Donohoo
                       David K. Menefee
                       Shannon, Gracey, Ratliff & Miller, L.L.P.
                       1600 Bank One Tower
                       500 Throckmorton Street
                       Fort Worth, Texas 76102-3899

     If to Escrow Agent:


or at such other address as may be designated by written notice hereunder in the manner herein provided.

          (b) This Escrow Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof (except as set forth in the Purchase Agreement as between the Sellers and Purchaser only) and no waiver or modification of the terms hereof shall be valid unless in writing and signed by each of the parties hereto.

          (c) THIS ESCROW AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

          (d) This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (e) This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Escrow Agreement as of the day and year first above written.

                              SELLERS:


                              ____________________________________
                              Charles W. Robertson


                              ____________________________________
                              Stanley F. Pielak


                              ____________________________________
                              Wade Miller


                              PURCHASER:

                              Aztec Manufacturing Co.


                              By:_________________________________
                                 Name:
                                 Title:


                              ESCROW AGENT:

                              [To Be Determined]


                              By:_________________________________
                                 Name: ___________________________
                                 Title:  _________________________